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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    JULY 12, 2000
                                                 ------------------------------
                HEALTH AND NUTRITION SYSTEMS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          FLORIDA                      0-29245                  65-0452156
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(State or other jurisdiction       (Commission File            (IRS Employer
    or incorporation)                    Number)            Identification No.)

             3750 INVESTMENT LANE, SUITE 5, WEST PALM BEACH, FLORIDA
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code       (561) 863-8446
                                                   ----------------------------

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          (Former name or former address, if changed since last report)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On July 12, 2000, the Company advised Butner & Kahle, CPAs, P.A. that it would not be appointed as the Company's auditors for the year ended December 31, 2000.

         (b) During either of the two most recent fiscal years, and any subsequent interim period, Butner & Kahle reports on the Company's financial statements have not contained adverse opinions or disclaimers of opinion. During either of the two most recent fiscal years, and any subsequent interim period, there have not been any disagreements between Butner & Kahle and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events between Butner & Kahle and the Company.

         (c) The Company has requested Butner & Kahle to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Company in response to Item 4 and, if not, stating the respects in which it does not agree. The Company delivered a copy of this Form 8-K report to Butner & Kahle on July 14, 2000. The Company will file supplementally such letter as an exhibit to this Form 8-K Report.

         (d) On July 12, 2000, the Board of Directors of the Company appointed Daszkal Bolton Manela Devlin & Co. as independent auditors of the Company for the fiscal year ended December 31, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HEALTH AND NUTRITION SYSTEMS
                                      INTERNATIONAL, INC.

                                  By: /s/ STEVE POMERANTZ
                                      -----------------------------------------
                                       Steve Pomerantz, Chief Executive Officer

DATED: July 17, 2000


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